UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 5, 2006

                                   PAY88, INC.
                                   -----------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

      000-51793                                           20-3136572
(Commission File Number)                       (IRS Employer Identification No.)

                            1053 North Barnstead Road
                               Barnstead, NH 03225
                               -------------------
               (Address of Principal Executive Offices, Zip Code)

                                 (603) 776-6044
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2006, Pay88, Inc. ("Pay88") entered into a Share Purchase Agreement (the "Share Purchase Agreement") with Chongqing Qianbao Technology Ltd., a limited liability company organized under the laws of the People's Republic of China ("Qianbao"), Ying Bao ("Bao"), and Chongqing Yahu Information Development Co., Ltd., a limited liability company organized under the laws of the People's Republic of China ("Yahu"; and together with Bao, the "Qianbao Shareholders"). Pursuant to the Share Purchase Agreement, Pay88 agreed to acquire Qianbao at a closing held simultaneously therewith by purchasing from the Qianbao Shareholders all of their respective shares of Qianbao's registered capital stock, which represent 100% of the issued and outstanding registered capital stock of Qianbao. In consideration therefor, Pay88 agreed to issue to the Qianbao Shareholders an aggregate of 5,000,000 shares of the Company's Series A Convertible Preferred Stock, to be allocated between the Qianbao Shareholders as follows: 4,950,000 shares to Yahu and 50,000 shares to Bao. Mr. Tao Fan, a brother of Mr. Guo Fan, a director and officer of Pay88, is the Chief Executive Officer of Yahu and owns 5% of its issued shares of capital stock.

For all the terms of the Share Purchase Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.2. All statements made herein concerning such agreement are qualified by references to said exhibit.

Section 2.  Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 2.01.

The transactions contemplated under the Share Purchase Agreement were consummated at a closing held on September 5, 2006. Pursuant to the Share Purchase Agreement, at the closing Pay88 purchased from the Qianbao Shareholders all of the issued and outstanding shares of registered capital of Qianbao. In exchange therefor, Pay88 issued to the Qianbao Shareholders an aggregate of 5,000,000 shares of the Company's Series A Convertible Preferred Stock, which were allocated between the Qianbao Shareholders as follows: 4,950,000 shares to Yahu and 50,000 shares to Bao. Mr. Tao Fan, a brother of Mr. Guo Fan, a director and officer of Pay88, is the Chief Executive Officer of Yahu and owns 5% of its issued shares of capital stock.

Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 2.8 shares of Pay88's common stock. Accordingly, the Series A Convertible Preferred shares owned by Yahu are convertible into 13,860,000 shares (representing 57.7%) of the issued and outstanding common stock, and the Series A Convertible Preferred Shares owned by Bao are
convertible  into  140,000  shares   (representing   0.6%)  of  the  issued  and
outstanding common stock. The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, Yahu and Bao hold approximately 57.7% and 0.6%, respectively, of the total combined voting power of all classes of Pay88 stock entitled to vote.


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                             DESCRIPTION OF BUSINESS

As used in this Form 8-K, references to the "Company," "we," "our" or "us" refer to Pay88, Inc. and our subsidiary, Chongqing Qianbao Technology Ltd., unless the context otherwise indicates. "Pay88" refers to Pay88, Inc. "Qianbao" refers to our subsidiary, Chongqing Qianbao Technology Ltd.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management, and other such matters of the Company. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Current Report on Form 8-K or may be incorporated by reference from other documents filed with the Securities and Exchange Commission (the "SEC") by us. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Current Report on Form 8-K or in documents incorporated by reference in this Current Report on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

We have based the forward-looking statements relating to our operations on management's current expectations, estimates, and projections about us and the industry in which we operate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to general economic and business conditions, competition, and other factors.


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

A.       Our History

         1.       History of Pay88

Pay88 was incorporated on March 22, 2005 under the name "Pay88, Ltd." in the State of New Hampshire. We subsequently decided to reincorporate in the State of Nevada by merging with and into Pay88, Inc., a Nevada corporation formed for such purpose on July 7, 2005. Such merger was effectuated on August 9, 2005.

Pay88 is a development stage company. Prior to our acquisition of Qianbao, we were focused on becoming involved in the business of facilitating money transfers from the United States to China. Pay88 has not commenced operations other than in connection with the execution of the license agreement with Yahu described below and the acquisition of Qianbao described herein.

Money transfers are transfers of funds between consumers from one location to another. Our goal is to offer persons in the United States near instantaneous, efficient and secure online money transfer services to China. In a typical money transfer, we anticipate that a customer located in the United States will conduct money transfer transactions on the internet via our website, which we intend to develop. Utilizing our website, which has yet to be developed, a customer will transfer money using a credit card or a debit from a bank account. The customer will be able to visit our web site and use his or her credit card to credit his or her account for the amount of money that the customer desires to transfer to a designated recipient in China. Immediately after such transaction over the internet, the recipient's account in China will be credited with the funds. Then the recipient can go to its bank in China and withdraw the money. When the customer initiates the transfer, the software will inform him as to the amount of fees we are to be paid as a result of the transaction. The fee paid to us from the sending customer will be based on the amount to be transferred and the location at which the funds are to be received. We expect our money transfer revenues to be derived primarily from consumer transaction fees and revenues from currency exchange on international money transfers.

Any on-line financial service provider requires quality software to be financially and commercially successful. Optimally, the software should be easy to use for the consumer, have the ability to interact with relative ease with other businesses and financial institutions, and must be secure enough to accommodate the strict internet security regulations of both the United States and China. In our initial stages we had to make the decision to develop an internal software system or attempt to partner with an entity that had already developed the software technology. Due to the time frame that would be required to develop the software and the corresponding costs that would be associated with such an undertaking, we made the decision to seek out and utilize a third party that would accommodate our needs. Specifically, we wanted the system to address the following requirements: experience in the China marketplace; real time transactions; ease of use; reliable and detailed account information; system expandability; internet based; where no bank/credit card is available, payment can be made when client deposits money with a financial institution which holds the money for the client (knows as an electronic purse) ; transactions and transaction data be encrypted with the state-of-the-art network security technology; free registration; low cost of transaction; and on-going technical assistance and support.


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

On August 3, 2005, we entered into a five year agreement with Yahu which satisfies all the above parameters. Pursuant to such agreement, Yahu will provide the system software to us. We hope that this agreement will assist us towards establishing us as a quality internet money transfer service provider.

Mr. Tao Fan, a brother of Mr. Guo Fan, a director and officer of Pay88, is the Chief Executive Officer of Yahu and owns 5% of its issued shares of capital stock. Yahu is a member of CECA (China Electronic Commerce Association) a nationwide organization in the electronic commerce field in China. Yahu has over 650 commercial users and over 250,000 individual users. The agreement provides for two services to be provided to us by Yahu. The first service is the provision of all proprietary software needed to effectuate fund transfers between the United States and China. The second service to be provided is technical assistance in the areas of installation and future product support. This support includes assistance with all technical aspects of the software as well as problem resolution and general inquiries. Both of these services are to be provided to us by Yahu for a licensing fee that is based upon 20% of the gross fund transfer revenues. The fee is payable on a quarterly basis. The use of the software will enable us to provide wire transfers from the United States to China.

On June 8, 2006, we entered into a binding Letter of Intent with QianBao. Pursuant to the Letter of Intent, the Company and QianBao agreed to use their best efforts to negotiate and agree to a mutually acceptable definitive agreement on or before October 31, 2006, pursuant to which we will have purchased from QianBao certain assets, including its intellectual property, cash, certain real estate holdings, online payment system, software domain name, and customer base. In consideration for the purchase of such assets, we agreed to issue to QianBao shares of our preferred stock, whose preferences and conversion rights were to have been negotiated between us and QianBao.

During the course of our negotiations with Qianbao, it was determined that we would acquire Qianbao by purchasing all of the issued and outstanding shares of registered capital from its stockholders instead of purchasing its assets. As discussed above, on September 5, 2006, we entered into a Share Purchase Agreement, pursuant to which we acquired Qianbao at a closing held on the same date by purchasing from the stockholders of Qianbao all of the issued and outstanding shares of Qianbao's registered capital. In consideration for the sale of their shares of Qianbao, the stockholders of Qianbao received in the aggregate 5 million newly issued shares of the Company's Series A Convertible Preferred Stock.

         2.       History of Qianbao

Qianbao was incorporated on April 24, 2006, under the name "Chongqing Qianbao Technology Ltd." under the laws of the People's Republic of China. Qianbao is a development stage company and has not had any business operations or revenues since its inception. Qianbao intends to build one or more internet websites on which it will operate a distribution platform through which various suppliers of consumer products will be able to offer their products for sale to consumers or retailers visiting such websites. Qianbao currently has one internet website: http://www.iamseller.com. At present, the main products intended to be offered for sale on such website include the following: prepaid game cards, which allow the holder thereof to play online games for the designated allotted time; prepaid calling cards; and prepaid study cards, which allow the holder thereof to use online software that assists in the learning of various subjects including Chinese, English and cooking. Qianbao expects to generate revenue by earning commissions on the sales of such products and other products made from its website. The commission will be a percentage of the revenues generated from such sales; the specific amount of such percentage will be negotiated between Qianbao and each supplier of products sold on Qianbao's website.


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

On July 3, 2006, Qianbao purchased an office located at No. 78 1st Yanghe Village, Jiangbei District, Chongqing, China for a purchase price of $358,389. Such office serves as Qianbao's executive offices.

B.       Our Business

Following our acquisition of Qianbao, we intend to focus on both of lines of our business. We will continue our efforts to develop our money transfer business. In addition, through our subsidiary, Qianbao, we will focus on our efforts to engage in the sale of consumer products through Qianbao's website.

         1.       Our Money Transfer Business

We hope to be able to facilitate secure online money transfer services from the United States to China. We would like to initially focus our services to people within the United States seeking to wire transfer money to China. Therefore, we hope to build and execute a marketing campaign that targets areas within the United States that has a large population of Chinese expatriates. Once we have sufficient funds, we intend to employ various methods of marketing which may include internet advertising, telemarketing and commercial advertisements.

As discussed above, on August 3, 2005, we entered into a five (5) year agreement with Yahu, pursuant to which Yahu will provide to us the software we need to process money transfers. We hope that this agreement will assist us towards establishing us as a quality internet money transfer service provider. We believe that such software is easy to use for the consumer, has the ability to interact with relative ease with other businesses and financial institutions, and is secure enough to accommodate the strict internet security regulations of both the United States and China. We also believe that the software addresses the following requirements: experience in the China marketplace; real time transactions; ease of use; reliable and detailed account information; system expandability; internet based; where no bank/credit card is available, payment can be made when client deposits money with a financial institution which holds the money for the client (knows as an electronic purse) ; transactions and transaction data be encrypted with the state-of-the-art network security technology; free registration; low cost of transaction; and on-going technical assistance and support.


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

We recognize that our current management and Board of Directors do not have sufficient marketing experience to create and execute an effective marketing plan. Accordingly, it is our intention to seek out a consulting firm(s) that specializes in this arena. Currently, we are focusing our efforts on developing a request for proposal for prospective marketing firms. Generally we are seeking firms with experience in the Chinese American population.

The electronic money transfer industry is highly competitive. The payment network we plan to introduce will encounter strong competition from many other banks and money wire transfer companies, including many with greater financial resources than ours.

As the global money transfer market continues to expand, we expect there to be significant competition from companies similar to ours, as well as from larger and more established companies. Our competitors include the following:

Capital Electronic-Store (Capital Electronic-Store Online Payment Platform) was founded in March 1999. It is the earliest online payment service platform that implemented online transactions among multiple banks and multiple regions. Now it supports China's 19 banks and 60 plus cards and 4 international credit cards for online payment. It owns huge customers groups comprised of individual consumers as well asnearly 600 business enterprises and institutions, government agencies and social organizations.

The IPS of Universal  e-Commerce  China Ltd (IPS) is an internet  payment system
(IPS) developed by Universal Technologies Holdings Ltd. Its fast and secure trade mode has been widely accepted. The system has been widely used in many well-known e-commerce web sites. While they are not presently our direct competitors, they possess all the necessary software and regulation requirements as well as a solid customer base to swiftly become active in our environment.

SmartPay Jieyin Limited was funded in 2001. It is a company devoted to mobile payments that can be made from a clients' cell phone. A cell phone user can use his handset as a payment terminal to pay service or products via Jieyin's mobile payment system. While we do not offer "mobile payments", the ability to effectuate a wire transfer is similar in function.

Financial transaction reporting and state banking department regulations affect our business. As a money transmitter, we must comply with a number of domestic and international regulatory requirements, including the following:

o   state licensing laws;
o federal and state anti-money laundering and the federal government's Office of Foreign Assets Control ("OFAC") regulations;
o laws of various foreign countries regulating the ability to conduct a money transfer business and requiring compliance with anti-money laundering regulations;
o   state unclaimed property reporting; and
o   state, federal and international privacy laws.


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

In the United States, 45 states require us to be licensed in order to conduct business within their jurisdiction. Requirements to be so licensed generally include minimum net worth, surety bonds, operational procedures and reserves or "permissible investments" that must be maintained in an amount equivalent to all outstanding payment obligations issued by us. The state minimum net worth requirements range from $5,000 to $100,000, depending on the number of offices or agents within the particular state. The types of securities that are considered "permissible investments" vary from state to state, but generally include United States government securities and other highly rated debt instruments. Most states require us to file reports on a quarterly or more frequent basis, verifying our compliance with their requirements. To assist in obtaining all required licenses the company anticipates allocating $50,000 towards the procurement of the required regulatory licenses. Such funds may come from the sale of equity and/or debt securities and/or loans.

The state of New Hampshire, which is the only state in which we currently conduct business, does not require us to be so licensed in order to conduct our business within its jurisdiction. However, the legislature of the state of New Hampshire is currently considering proposed legislation that would require us to be so licensed. If such legislation is passed, we will have to ensure that we are in compliance.

The state of China, which is the only foreign state in which we currently anticipate doing business, may impose new or additional rules on money transfers, including regulations which (i) prohibit transactions in, to or from certain countries, governments, nationals and individuals and entities; (ii) impose additional identification, reporting or recordkeeping requirements; (iii) limit the entities capable of providing money transfer services and sales of payment instruments; (iv) limit or restrict the revenue which may be generated from money transfers, including revenue derived from foreign exchange; (v) require additional consumer disclosures; or (vi) limit the number or principal amount of money transfers which may be sent to or from the jurisdiction.

Under the USA Patriot Act, money service businesses, including our agents, are required to establish anti-money laundering compliance programs that include: internal policies and controls; the designation of a compliance officer; ongoing employee training; and an independent review function.

Unclaimed property laws of every state require that we track the relevant information on each money order or money transfer and, if unclaimed at the end of the statutory abandonment period, that we remit the proceeds of the unclaimed property to the appropriate jurisdiction. State abandonment periods for money orders and money transfers range from three to seven years, while those for official checks are generally three to five years. Certain foreign jurisdictions also may have unclaimed property laws.

In the ordinary  course of our business,  we collect  certain types of consumer data and thus are subject to privacy laws. We are subject to the Gramm-Leach-Bliley Act of 1999 (the "GLB Act"), which requires that financial institutions have in place policies regarding the collection and disclosure of information considered nonpublic personal information. We intend to comply with the GLB Act by posting a privacy notice on our website, as well as posting a privacy notice on the forms completed by individuals in order to use services (for example, on our money transfer "send" form). We also intend to have confidentiality/information security agreements in place with our third-party vendors and service providers to the extent required by the GLB Act.


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

If we fail to comply with any applicable laws and regulations, this failure could result in restrictions on our ability to provide our products and services, as well as the imposition of civil fines and criminal penalties. We need to develop a compliance program to monitor and address legal and regulatory requirements and developments.

Pay88 does not employ any persons with respect to its money transfer business. All functions with respect to our money transfer business, including development, strategy, negotiations and clerical, are currently being provided by our officers on a voluntary basis.

2.       The Business of our Subsidiary, Qianbao.

Through Qianbao, we intend to build one or more internet websites on which we will operate a distribution platform through which various suppliers of consumer products will be able to offer their products for sale to consumers or retailers visiting such websites. Qianbao currently has one internet website: http://www.iamseller.com. At present, the main products intended to be offered for sale on such website include the following: prepaid game cards, which allow the holder thereof to play online internet games for the designated allotted time; prepaid calling cards; and study cards, which allow the holder thereof to use online software that assists in the learning of various subjects including Chinese, English and cooking.

We are in the process of arranging for the following companies to supply products to be sold on Qianbao's website: Shandong Tianfu Online Platform (supplier of game cards); Sifang Online Distribution Platform (supplier of game cards); Chongqing Digital World (supplier of phone cards); Chongqing E Net Chongqing Sifang (supplier of phone cards); Chongqing Taoxing (supplier of study cards); and Chongqing Dezheng Technology Development. We have not entered into any agreements with any of such suppliers.

Qianbao has many companies which have financial, technical and marketing resources significantly greater than those of Qianbao. Qianbao's major competitors include Yun Web, Cobuy, Star software, Jun Web, 17173, China card Net and gotogame.All of these competitors have been in operation for over two years, while we began our business this year.

Qianbao currently has forty-eight employees, all of whom are employed on a full time basis. Twenty employees are involved in technical operations of the company, twenty are involved in sales and marketing, and the remainder is involved in human resources and finances.

All employees are employed pursuant to our standard employment contract, which sets forth the term of the employment, duties, compensation, and other such matters. In addition, all of our employees are required to sign our standard confidentiality agreement, pursuant to which they agree to maintain the confidentiality of all proprietary information of our company.

                           MANAGEMENT'S DISCUSSION AND
                          ANALYSIS OR PLAN OF OPERATION

Plan of Operation

We do not expect to generate any revenues over the next twelve months. Through our subsidiary, Qianbao, we will focus on developing our internet distribution platform on Qianbao's website and to begin selling products on such website. We will also continue our efforts to become involved in the business of facilitating money transfers between the United States and China.

As of September 5, 2006, Pay88 has $128,750 in cash. We do not believe that such funds will be sufficient to effectuate our plans with respect to both our money transfer business and Qianbao's business. However, such funds will be sufficient to effectuate our plans with respect to the business of our subsidiary, Qianbao, over the next twelve months.

Over the next twelve months, Qianbao will continue to focus on developing its website, www.iamseller.com, and to build other internet websites on which it will operate a distribution platform through which various suppliers of consumer products will be able to offer their products for sale to consumers or retailers visiting such websites. Qianbao will continue to its efforts to arrange for suppliers to offer for sale on such website the following products: prepaid game cards, which allow the holder thereof to play online internet games for the designated allotted time; prepaid calling cards; and study cards, which allow the holder thereof to use online software that assists in the learning of various subjects including Chinese, English and cooking. Qianbao is in the process of arranging for the following companies to supply products to be sold on Qianbao's website: Shandong Tianfu Online Platform (supplier of game cards); Sifang Online Distribution Platform (supplier of game cards); Chongqing Digital World (supplier of phone cards); Chongqing E Net Chongqing Sifang (supplier of phone cards); Chongqing Taoxing (supplier of study cards); and Chongqing Dezheng Technology Development. We have not entered into any agreements with any of such suppliers.

After Qianbao's internet distribution platform has been developed and we are ready to begin selling products on Qianbao's website, we may seek additional capital for the purpose of financing our marketing efforts. We may also seek additional capital for the purpose of financing our plans with respect to our money transfer business. We continue to expect to incur a minimum of $250,000 in expenses in order to effectuate our plans regarding our money transfer business. We estimate that this will be comprised mostly of professional fees including; $50,000 towards the procurement of the required regulatory licenses, $75,000 towards the planning of a comprehensive marketing campaign and $25,000 towards addressing technological infrastructure concerns. Additionally, $100,000 will be needed for general overhead expenses such as for salaries, corporate legal and accounting fees, office overhead and general working capital. Accordingly, we will have to raise the funds to pay for these expenses.

There can be no assurance that additional capital will be available to us. Although we generally intend to raise additional funds, we have no specific plans, understandings or agreements with respect to such an offering, and we have given no contemplation with respect to the securities to be offered or any other issue with respect to any offering. We may seek to raise the required capital by other means. We will have to issue debt or equity or enter into a strategic arrangement with a third party. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources. Since we have no such arrangements or plans currently in effect, our inability to raise funds for a marketing program will have a severe negative impact on our ability to remain a viable company because even though we have the technical platform to provide wire transfer services, no one will know we can provide these services.

Off Balance Sheet Arrangements

None

                             DESCRIPTION OF PROPERTY

Pay88 currently maintains its executive offices at 1053 North Barnstead Road, Center Barnstead, NH 03225 in space provided to us by an officer. We currently are recognizing a lease expense of $200 per month for this space.

Qianbao maintains its executive offices at No. 78 1st Yanghe Village, Jiangbei District, Chongqing, China. Such office was purchased by Qianbao on July 3, 2006, for a purchase price of $358,389.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of September 5, 2006, the number of shares of common stock beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 10,000,000 shares of our common stock and 5,000,000 shares of our Series A Convertible Preferred Stock issued and outstanding as of September 5, 2006. We do not have any other outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.


                                                                              Number of
                                                                               Shares                Percent of
                                                                             Beneficially                Class
         Name of Beneficial Owner                   Class of Stock              Owned             Beneficially Owned
         ------------------------                   --------------           ------------         ------------------

Guo Fan                                                 Common                  7,600,000                        76%
c/o Pay88, Inc.
1053 North Barnstead Road,
Center Barnstead, NH 03225

Gordon Preston                                          Common                    400,000                         4%
c/o Pay88, Inc.
1053 North Barnstead Road,
Center Barnstead, NH 03225

Chongqing Yahu Information
Development Co., Ltd. (1) (2)                           Series A                4,950,000                        99%
c/o Chongqing Qinbao                                  Convertible
Technology Ltd.                                        Preferred
No. 78 1st Yanghe Village
Jiangbei District, Chongqing
China

Lin Xu                                                    NA                            0                         0
c/o Chongqing Qinbao
Technology Ltd.
No. 78 1st Yanghe Village
Jiangbei District, Chongqing
China

Shiqing Fu                                                NA                            0                         0
c/o Chongqing Qinbao
Technology Ltd.
No. 78 1st Yanghe Village
Jiangbei District, Chongqing
China

All  directors  and executive officers                 Common:                  8,000,000                        80%
as  a  group  (four persons)


(1) Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 2.8 shares of Pay88's common stock. Accordingly, the Series A Convertible Preferred shares owned by Yahu are convertible into 13,860,000 shares (representing 57.7%) of the issued and outstanding common stock, and the Series A Convertible Preferred Shares owned by Bao are convertible into 140,000 shares (representing 0.6%) of the issued and outstanding common stock. The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, Yahu and Bao hold approximately 57.7% and 0.6%, respectively, of the total combined voting power of all classes of Pay88 stock entitled to vote.

(2) The following persons have voting, investment, and dispositive control over the shares of Series A Convertible Preferred Stock owned by Yahu: Mr. Tao Fan, who is the Chief Executive Officer of Yahu and owns 5% of its issued shares of capital stock; Mr. Ying Bao, who is a Director of Yahu; Ming Song, who is the owner of 7.14% of the issued shares of capital stock of Yahu; Deqiong Qing, who is the owner of 5.86% of the issued shares of capital stock of Yahu; and Maozhuo Jiang, who is the owner of 5% of the issued shares of capital stock of Yahu.

                        DIRECTORS AND EXECUTIVE OFFICERS,
                          PROMOTES AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth certain information regarding the members of our board of directors and our executive officers as of September 5, 2006:


                 Name                  Age                Positions and Offices Held
      ---------------------------    --------    --------------------------------------------
      Guo Fan                           27         Chairman, President and CEO
      Gordon Preston                    62         Director, Secretary
      Lin Xu                            49         Director
      Shiqing Fu                        41         Director


The business address of our officers and directors is c/o Pay88, Inc., 1053 North Barnstead Road, Center Barnstead, NH 03225.

Our directors hold office until the next annual meeting of our shareholders or until their successors are duly elected and qualified. Set forth below is a summary description of the principal occupation and business experience of each of our directors and executive officers for at least the last five years.

Mr. Guo Fan has been our Chairman, President and CEO since we were established. Since January 2004, Mr. Fan has been the Internet Operations Senior Consultant for ChongQing Junfang Science Technology, a private computer software company located in Chongqing China. In this role, Mr. Fan had developed operating and financial policies and procedures for the company. From 2000 through 2003 Mr. Fan was an officer of Hampstead Players Inc., a company involved in traveling theater productions. From 2003 through March 2005, he was the manager of New Hampshire Fireworks Inc., a major distributor of Chinese fireworks. Guo has received his Associate in Science Degree from the New Hampshire Technical Institute (NHTI) in Aug of 1998.

Mr. Gordon Preston has been a Director and our secretary since we were established. Mr. Preston is a mechanical engineer with a broad international work experience. Since 2003, Mr. Preston was Elected Selectman Barnstead, New Hampshire for a three year term. Mr. Preston is focusing his efforts in this capacity on helping the community develop and implement an economic recovery plan. From May 1992 through 2000 he served as Marketing Director of Precious Metal Industries Ltd. In this position, Mr. Preston was responsible for dealing with refinery contracts throughout the Soviet Union and Eastern Europe. In 2000 he established Hampstead Stage Co. in New Hampshire, a non-profit company engaged in traveling theater production. Gordon initially obtained Degree in Mechanical Engineering (HND) in the United Kingdom at Derby University in 1961.

Ms. Lin Xu has been serving since 1990 as Vice General Manager of Chongqing Electric Wire & Cable Co. In this role, Ms. Xu has been responsible for sales and human resources. Ms. Xu does not serve in any directorship roles of any other public company. Ms. Xu graduated from Central Communist Party College in 2000, with a bachelor's degrees in politics.

Ms. Shiqing Fu is a licensed accountant practicing in Chongqing, China. From 2001until February 2004, Ms. Fu served as Vice General Manager of Chongqing Deheng Securities Ltd.. In this role she was responsible for the day to day operations of the company. In February 2004 Ms. Fu assumed her current position of General Manager of Chongqing Jiarun Accounting Office Ltd., where her role has been to manage operations of the company. Ms. Fu does not serve in any directorship roles of any other public company.

None of the above persons has been affiliated with any company that has filed for bankruptcy within the last five years. None of the directors of Pay88 have any family relationships with any of the other directors or executive officers of Pay88.

The Board of Directors has not established an audit committee and does not have an audit committee financial expert. The Board is of the opinion that an audit committee is not necessary since the Company has only one two directors, and to date such directors have been performing the functions of an audit committee.

Section 16(a) beneficial reporting compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, our directors and executive officers and any persons holding more than 10% of our common stock are required to file with the SEC reports of their initial ownership of our common stock and any changes in ownership of such common stock. Copies of such reports are required to be furnished to us. We are not aware of any instances in fiscal year ended December 31, 2005 when an executive officer, director or any owner of more than 10% of the outstanding shares of our common stock failed to comply with the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934.

Code of Ethics

We do not currently have a Code of Ethics applicable to our principal executive, financial or accounting officer.

                             EXECUTIVE COMPENSATION

Executive Compensation.

Since inception on March 22, 2005, none of our officers or directors have received or earned any compensation or bonus for services rendered. We do not maintain key-man life insurance for any of our executive officers or directors. We do not have any long-term compensation plans or stock option plans.

Compensation of Directors

During the period from March 22, 2005 to December 31, 2005, no officer or director received any type of compensation from our Company for serving as such. No arrangements are presently in place regarding compensation to directors for their services as directors or for committee participation or special assignments.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Currently, we utilize space that is provided to us by Mr. Gordon Preston, a director and our Secretary, for a rental fee of $200 per month.

Through December 31, 2005, Guo Fan lent us an aggregate of $80,385, and in consideration therefore, we issued to Guo Fan a promissory note, in the principal amount of $80,385. Said amount bears interest at the rate of 5% per annum. Principal and interest are due and payable on August 31, 2008. In addition, Mr. Fan has advanced us an additional loan in the amount of $36,000. Such loan bears interest at the rate of 5% per annum and is payable on demand.

As discussed above, on August 3, 2005, Pay88 entered into a five year agreement with Yahu. Mr. Tao Fan, a brother of Mr. Guo Fan, a director and officer of Pay88, is the Chief Executive Officer of Yahu and owns 5% of its issued shares of capital stock. The agreement provides for two services to be provided to us by Yahu. The first service is the provision of all proprietary software needed to effectuate fund transfers between the United States and China. The second service to be provided is technical assistance in the areas of installation and future product support. This support includes assistance with all technical aspects of the software as well as problem resolution and general inquiries. Both of these services are to be provided to us by Yahu for a licensing fee that is based upon 20% of the gross fund transfer revenues. The fee is payable on a quarterly basis. The use of the software will enable us to provide wire transfers from the United States to China.

As discussed above, on September 5, 2006, Pay88 entered into a Share Purchase Agreement with Qianbao, Yahu, and Bao. Pursuant to the Share Purchase Agreement, Pay88 agreed to acquire Qianbao at a closing held simultaneously therewith by purchasing from the Yahu and Bao all of their respective shares of Qianbao's registered capital, which represent 100% of the issued and outstanding share capital of Qianbao. In consideration therefor, Pay88 agreed to issue to shares of Pay88's Series A Convertible Preferred Stock as follows: 4,950,000 shares to Yahu and 50,000 shares to Bao. Mr. Tao Fan, a brother of Mr. Guo Fan, a director and officer of Pay88, is the Chief Executive Officer of Yahu and owns 5% of its issued shares of capital stock.

Other than as set forth above, there are no transactions during the last two years, or proposed transactions, to which we were or are to be a party, in which any of the following persons had or is to have a direct or indirect material interest: (a) any director or executive officer of the small business issuer;
(b) any majority security holder; or (c) any member of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the persons in the above.

                            DESCRIPTION OF SECURITIES

We are authorized to issue 105,000,000 shares, consisting of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. The following statements relating to our capital stock are summaries and do not purport to be complete. Reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, our Articles of Incorporation and By-laws.

Common Stock

Our Articles of Incorporation authorizes the issuance of 100,000,000 shares of common stock, of which 10,000,000 shares are issued and outstanding. Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are, and the shares of common stock offered by the Company pursuant to this offering will be, when issued and delivered, fully paid and non-assessable.

Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to our common stock.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 5,000,000 shares of preferred stock. The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholder. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of us without further action by the shareholder and may adversely affect the voting and other rights of the holders of common stock.

We have designated one series of preferred stock: Series A Convertible Preferred Stock, of which 5,000,000 shares are issued and outstanding. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 2.8 shares of Pay88's common stock. The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date.

         MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
                        AND RELATED STOCKHOLDER MATTERS

(a) Market Information. The Company's Common Stock trades on the Over The Counter Bulletin Board under the symbol PAYI.OB since March 8, 2006.

(b) Holders. On September 5, 2006, there were approximately 47 holders of record of the Company's common stock.

(c) Dividends. We have not declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance its operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

(d) Securities authorized for issuance under equity compensation plans. We do not have any equity compensation plans.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company's property is not the subject of any pending legal proceedings.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Wolinetz, Lafazan & Company, P.C. is our auditor. There have not been any changes in or disagreements with accountants on accounting and financial disclosure or any other matter.

                     RECENT SALES OF UNREGISTERED SECURITIES

On September 5, 2006, Pay88 issued an aggregate of 5,000,000 shares of Pay88's Series A Convertible Preferred Stock to the stockholders of Qianbao, allocated as follows: 4,950,000 shares to Chongqing Yahu Information Development Co., Ltd.; and 50,000 shares to Ying Bao. The foregoing shares were issued pursuant to the Share Purchase Agreement, dated September 5, 2006, among Pay88, Qianbao, and the stockholders of Qianbao. In consideration for such securities, the stockholders of Qianbao conveyed to Pay88 all of their shares of the registered capital of Qianbao. Such securities were issued under Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated by the Securities and Exchange Commission thereunder.

In August, 2005, Pay88 issued 2,000,000 shares of common stock to 42 investors in a private placement. The aggregate consideration paid for such shares was $40,000. In this private placement, we sold 200,000 shares of common stock to 39 investors who were non-US persons (as defined under SEC Regulations) pursuant to the exemption from the registration requirements of the Securities Act provided by Regulation S, and we sold 1,800,000 shares of common stock to 3 investors pursuant to an exemption under Section 4(2) of the Securities Act. All 42 investors were accredited investors (as such term is defined under Rule 501 of Regulation D). Further, the Company conducted the private placement without any general solicitation or advertisement and a restriction on resale.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide that directors and officers (and any person who acted at our request as an officer or director) shall be indemnified by us to the fullest extent authorized by the general corporate laws of Nevada against all expenses and liabilities reasonably incurred in connection with services for us or on our behalf

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement) and Item 2.01 (Completion of Acquisition or Disposition of Assets) are hereby incorporated by reference into this Item 3.02.

As discussed above in Items 1.01 and 2.01, on September 5, 2006, Pay88 issued an aggregate of 5,000,000 shares of Pay88's Series A Convertible Preferred Stock to the stockholders of Qianbao, allocated as follows: 4,950,000 shares to Chongqing Yahu Information Development Co., Ltd.; and 50,000 shares to Ying Bao. The foregoing shares were issued pursuant to the Share Purchase Agreement, dated September 5, 2006, among Pay88, Qianbao, and the stockholders of Qianbao. In consideration for such securities, the stockholders of Qianbao conveyed to Pay88 all of their shares of the registered capital of Qianbao. Such securities were issued under Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated by the Securities and Exchange Commission thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement), Item 2.01 (Completion of Acquisition or Disposition of Assets), and Item 3.02 (Unregistered Sales of Equity Securities) are hereby incorporated by reference into this Item 3.03.

Our Articles of Incorporation authorize the issuance of 5,000,000 shares of preferred stock. The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholder. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of us without further action by the shareholder and may adversely affect the voting and other rights of the holders of common stock.

On September 5, 2006, we designated one series of preferred stock: Series A Convertible Preferred Stock, in the amount of 5,000,000 shares. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 2.8 shares of Pay88's common stock. The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement), Item 2.01 (Completion of Acquisition or Disposition of Assets), Item 3.02 (Unregistered Sales of Equity Securities), and Item 3.03 (Material Modification to Rights of Security Holders) are hereby incorporated by reference into this Item 5.01.

As discussed above in Items 1.01 and 2.01, and 3.02, on September 5, 2006, Pay88 issued an aggregate of 5,000,000 shares of Pay88's Series A Convertible Preferred Stock to Chongqing Yahu Information Development Co., Ltd. and Ying Bao, who were the stockholders of Qianbao. Such shares were allocated as follows: 4,950,000 shares to Yahu; and 50,000 shares to Bao. The foregoing shares were issued pursuant to the Share Purchase Agreement, dated September 5, 2006, among Pay88, Qianbao, and the stockholders of Qianbao. In consideration for such securities, the stockholders of Qianbao conveyed to Pay88 all of their shares of the registered capital of Qianbao. Such securities were issued under
Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated by the Securities and Exchange Commission thereunder.

Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder thereof, into 2.8 shares of Pay88's common stock. Accordingly, the Series A Convertible Preferred shares owned by Yahu are convertible into 13,860,000 shares (representing 57.7%) of the issued and outstanding common stock, and the Series A Convertible Preferred Shares owned by Bao are
convertible  into  140,000  shares   (representing   0.6%)  of  the  issued  and
outstanding common stock. The holders of shares of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, Yahu and Bao hold approximately 57.7% and 0.6%, respectively, of the total combined voting power of all classes of Pay88 stock entitled to vote.

In connection with the Share Purchase Agreement, on September 5, 2006, the following persons were appointed as directors of Pay88: Ying Bao and Shiqing Fu.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreement), Item 2.01 (Completion of Acquisition or Disposition of Assets), and Item 5.01 (Changes in Control of Registrant) are hereby incorporated by reference into this Item 5.02.

On September 5, 2006, the following persons were appointed as directors of Pay88: Ms. Lin Xu and Shiqing Fu.

Ms. Lin Xu has been serving since 1990 as Vice General Manager of Chongqing Electric Wire & Cable Co. In this role, Ms. Xu has been responsible for sales and human resources. Ms. Xu does not serve in any directorship roles of any other public company. Ms. Xu graduated from Central Communist Party College in 2000, with a bachelor's degrees in politics.

Ms. Shiqing Fu is a licensed accountant practicing in Chongqing, China. From 2001until February 2004, Ms. Fu served as Vice General Manager of Chongqing Deheng Securities Ltd.. In this role she was responsible for the day to day operations of the company. In February 2004 Ms. Fu assumed her current position of General Manager of Chongqing Jiarun Accounting Office Ltd., where her role has been to manage operations of the company. Ms. Fu does not serve in any directorship roles of any other public company.

Each director of Pay88 serves for a term of one year or until the successor is elected at Pay88's annual shareholders' meeting and is qualified, subject to removal by Pay88's shareholders. None of the above persons has been affiliated with any company that has filed for bankruptcy within the last five years. There were no transactions during the last two years, or any proposed transactions, to which Pay88 was or is to be a party, in which any of the above persons had or is to have a direct or indirect material interest. None of the directors of Pay88 have any family relationships with any of the other directors or executive officers of Pay88.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.

         (1)  Report of Independent Registered Accounting Firm
         (2)  Balance Sheets
         (3)  Statements of Operations
         (4)  Statements of  Stockholders'  Equity (Deficit)
         (5)  Statements  of Cash  Flows
         (6)  Notes to the  Financial Statements

(b) Pro forma financial information.

         (1)  Pro Forma Balance Sheet
         (2)  Pro Form Statement of Operations

(c) Exhibits:

         Exhibit 4.1  Certificate   of   Designation,  filed  with   the  Nevada
         Secretary of State on September 5, 2006

         Exhibit 10.1 Share  Purchase   Agreement,  dated   September  5,  2006,
         Pay88, Inc., Chongqing Qianbao Technology Ltd., Ying Bao, and Chongqing Yahu Information Development Co., Ltd.

         Exhibit 10.2 Sales Contract 3-1, dated July 3, 2006, between Chongqing Yinxin Realty Development Ltd. and_Chongqing Qianbao Technology Ltd., for the purchase of offices located at No. 78 1st Yanghe Village, Jiangbei District, Chongqing, China.

         Exhibit 10.3 Sales Contract 3-2, dated July 3, 2006, between Chongqing Yinxin Realty Development Ltd. and_Chongqing Qianbao Technology Ltd., for the purchase of offices located at No. 78 1st Yanghe Village, Jiangbei District, Chongqing, China.

         Exhibit 10.4 Sales Contract 3-2, dated July 3, 2006, between Chongqing Yinxin Realty Development Ltd. and_Chongqing Qianbao Technology Ltd., for the purchase of offices located at No. 78 1st Yanghe Village, Jiangbei District, Chongqing, China.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PAY88, INC.


                                    By: /s/ Guo Fan
                                        -----------
                                    Name: Guo Fan
                                    Title: President and Chief Executive Officer


Date:  September 5, 2006

                   [SELIGSON & GIANNATTASIO, LLP LETTERHEAD]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Chongqing Qianbao Technology Ltd.
Chongqing, China

We have audited the accompanying balance sheet of Chongqing Qianbao Technology Ltd. (a Chinese development stage company) as of June 30, 2006 and the related statements of operations and comprehensive loss and changes in the stockholders' equity and cash flows for the period April 24, 2006 (date of inception) to June 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chongqing Qianbao Technology Ltd. as of June 30, 2006 and the results of its operations and its cash flows for the period April 24, 2006 (date of inception) to June 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Seligson & Giannattasio, LLP

Seligson & Giannattasio, LLP
White Plains, New York
August 1, 2006

                       CHONGQING QIANBAO TECHNOLOGY LTD.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  JUNE 30,2006


                                                              June 30,
                                                                2006
                                                             ---------

ASSETS

Current assets:
    Cash and cash equivalents                                $ 353,777
                                                             ---------

        Total current assets                                   353,777
  Office equipment - net of accumulated depreciation of $147     4,431

Other assets:
  Deposit on office space in contract                          358,389
                                                             ---------
Total assets                                                   716,597
                                                             =========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accrued expenses                                         $  46,254
                                                             ---------

        Total current liabilities                               46,254

Other liabilities:
    Employee bond payable                                          311
                                                             ---------

        Total liabilities                                       46,565
                                                             ---------
Stockholders' equity:
    Registered capita1                                         362,790
    Additional paid-in capital                                 358,674

   Deficit accumulated during the development stage            (51,296)

   Accumulated other comprehensive loss:
    Foreign currency translation adjustments                      (136)
                                                             ---------

      Total stockholders' equity                              (670,032)
                                                             ---------

      Total liabilities and stockholders' equity             $ 716,597
                                                             =========

See notes to financial statements.

                        CHONGQING QIANBAO TECHNOLOGY LTD.
                          (A DEVELOPMENT STAGE COMPANY)
                 STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS


                                              For the Period
                                              April 24,2006
                                            (Date of Inception)
                                             to June 30, 2006
                                            -------------------
Operating expenses:
    Depreciation                            $              147
    License and permit                                     206
    Office expenses                                         85
    Payroll and related overhead                        10,397
    Professional fees                                   40,101
    Telephone                                              611
                                            ------------------

Total operating expenses                                51,547
                                            ------------------

(Loss) from operations                                 (51,547)

Other income:
    Interest income                                        251
                                            ------------------
Net (loss)                                  $          (51,296)
                                            ==================

Other comprehensive loss:
Net loss                                    $          (51,296)
Foreign currency translation adjustments                  (136)
                                            ------------------

 Total comprehensive loss                   $          (51,432)
                                            ==================


See notes to financial statements.

                        CHONGQING QIANBAO TECHNOLOGY LTD.
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
       FOR THE PERIOD APRIL 24, 2006 (DATE OF INCEPTION) TO JUNE 30, 2006


                                                                 Deficit
                                                               Accumulated       Foreign
                                                 Additional     During the       Currency
                                   Registered      Paid-in     Development     Translation
                                     Capital       Capital        Stage        Adjustments       Total
                                   --------------------------------------------------------------------

Balances April 24, 2006            $        --   $      --     $        --      $        --    $     --
Proceeds from initial investment       362,790                                                  362,790
Proceeds from an additional
   investment                                      358,674                                      358,674
Net loss                                                           (51,296)                     (51,296)
Foreign currency translation
   adjustment                                                                          (136)       (136)
                                   --------------------------------------------------------------------
Balances June 30, 2006              $  362,790    $358,674     $   (51,296)     $      (136)   $670,032
                                   ====================================================================


See notes to financial statements

                        CHONGQING QIANBAO TECHNOLOGY LTD.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS


                                                      For the Period
                                                      April 24, 2006
                                                    (Date of Inception)
                                                     to June 30, 2006
                                                    -------------------

OPERATING ACTIVITIES                                $           (51,296)
Net (loss)
Adjustments  to reconcile net (loss) to net
cash  provided  (used) by operating activities:
     Depreciation                                                   147
Changes in operating assets and liabilities:
     Accrued expenses                                            46,254
     Employee bond payable                                          311
                                                    -------------------
NET CASH FLOWS FROM OPERATING ACTIVITIES                         (4,584)
                                                    -------------------

INVESTING ACTIVITIES
     Purchase of office equipment                                (4,578)
     Deposit on office space in contract                       (358,389)
                                                    -------------------
NET CASH FLOWS FROM INVESTING ACTIVITIES                       (362,967)
                                                    -------------------

FINANCING ACTIVITIES
    Registered capital contribution                             362,790
    Additional paid-in capital contribution                     358,674
                                                    -------------------
NET CASH FLOWS FROM FINANCING ACTIVITIES                        721,464
                                                    -------------------

CASH EFFECT OF CURRENCY FLUCTUATIONS                               (136)
                                                    -------------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                         353,777


CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                      0
                                                    -------------------


CASH AND CASH EQUIVALENTS AT END OF PERIOD          $           353,777
                                                    ===================

SUPPLEMENTAL CASH FLOW INFORMATION:
    Cash paid during the period for:
Interest                                            $                --
                                                    ===================
Income taxes                                        $                --
                                                    ===================


See notes to financial statements.

                        CHONGQING QIANBAO TECHNOLOGY LTD.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      Business Activity

      Chongqing Qianbao Technology Ltd. (the "Company") was incorporated on April 24, 2006 in Chongqing, China. The Company intends to build a web distribution platform and to provide effective services for connecting diversified service providers and consumer product suppliers to retailers and consumers.

      Development Stage Company

      The Company is considered a development stage company and had no revenue as of June 30, 2006. According to SFAS No. 7, the start-up costs and the other costs incurred during the current period with no discernible future benefits were charged to current expenses.


      The company has prqjected that it will have its first revenue by the end of third calendar quarter of 2006, or early part of the fourth calendar quarter.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

      Cash and Cash Equivalents

      All short-term investments purchased with a maturity of three months or less are classified as cash equivalents.

      Fixtures  and  Equipment

      Fixtures and equipment are stated at cost. The costs of additions and betterments are capitalized and expenditures for repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.


      Depreciation of fixtures is calculated utilizing the straight-line method over a seven-year period. Depreciation of computers and the server is calculated utilizing the straight-line method over a five-year period.

                        CHONGQING QIANBAO TECHNOLOGY LTD.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES -(Continued)

      Fair Value of Financial Instruments

      The carrying value of cash in bank and on hand, and accrued expenses approximates their fair values because of their short-term nature. The carrying value of employee bond payable and deposit on office space in contract are equal to the amount of cash collected and expended.

      Income Taxes

      No provision has been made for corporation income taxes due to the current loss. In addition, no future tax benefit has been calculated. According to the tax regulation of China, the amount of loss that will carry over to the next tax period should be assessed and approved by the tax regulation agency. The maximum carry over period is five years.

NOTE 2 - DEPOSIT ON OFFICE SPACE IN CONTRACT

      Chongqing Yahu Information Development Co., Ltd., a 99% shareholder of the Company, contracted with Chongqing Yin Xin Real Estate Development Co. Ltd. to purchase the office space on behalf of the Company located at No.78, 1(st) Yanghe Village, Jiangbei District, Chongqing, China. Total prepayment amounted to $358,389 (2,865,066 Chinese Yuan), which included initial build out expense of $10,007 (80,000 Chinese Yuan). The purchase contract did not finalize until July 3, 2006 (the date of receipt of official receipts under the name of Chongqing Qianbao Technology Ltd.). As of June 30, 2006, the amount of $358,389 (2,865,066 Chinese Yuan) was recorded as "Deposit on office space in contract". This amount will be reclassified to Fixed Asset after the Company receives the legal document of ownership.

NOTE 3 - EMPLOYEE BOND PAYABLE

      The Company withholds 10% of the gross payroll from certain employees in order to protect itself from malpractice charges arising from the performance by the employees and resignation of these employees without proper advance notification. The Company will return the withheld amount plus interest to those employees who leave in good standing. As of June 30, 2006, the total withheld amount was $311 (2,490 Chinese Yuan).

                        CHONGQING QIANBAO TECHNOLOGY LTD.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4 - SHAREHOLDERS' EQUITY

      The Company is owned by two shareholders: Chongqing Yahu Information Development Co., Ltd, ("Yahu"), a 99% shareholder and Mr. Ying Bao, ("Bao"), a 1% shareholder. According to the "Investment Agreement of Setting-up a Ltd. Company", Yahu contributed $349,541 (2,800,000 Chinese
      Yuan) and Bao contributed $12,484 (100,000 Chinese Yuan) to Registered capital. In addition, Yahu contributed $358,389 (2,865,066 Chinese Yuan) and Bao contributed $285 (2,278 Chinese Yuan) to Additional paid-in capital.

NOTE 5 - REGISTERED CAPITAL

      According to Chinese Corporate Law, the shareholders have to contribute stated registered capital into the company. If there is any change in the registered capital. the company has to reregister its capital with a government agency. Currently, there is no common stock issued for this privately held company.

NOTE 6 - CONCENTRATION OF CREDIT RISK

      The  Company  maintains  its  cash  balance  in  Minsheng  Bank  in China.
      Currently,  no  deposit  insurance  system  has  been  set  up  in  China.
      Therefore, the Company will bear a risk if Minsheng Bank goes to bankruptcy. As of June 30, 2006, the Company's uninsured cash balance was $352,480 (2,817,833 Chinese Yuan).


      The financial position and operations  of  the   Company  are  recorded in
      Chinese Yuan (see NOTE 8). Therefore, exchange rate fluctuations could affect the future business operations of the Company.

NOTE 7 - COMMITMENTS

      On June 8, 2006, the Company signed a Letter of Intent ("LOI") with Pay88, Inc., a US publicly traded company listed in the Over-the-Counter Bulletin Board. According to the LOI, Pay88, Inc. would purchase the certain assets of the Company in exchange for an agreed-upon amount of preferred stock of Pay88, Inc. The transaction is subject to the completion of the due diligence examination and is expected to close on or before October 31, 2006. The Company's Chairman of the Board of Directors is the brother of the Chief Executive Officer of Pay88, Inc.

                        CHONGQING QIANBAO TECHNOLOGY LTD.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 8 - FOREIGN CURRENCY TRANSLATION

      The financial statements of the Company are translated pursuant to Statement of Financial Accounting Standards (SFAS) No. 52 -" Foreign
      Currency Translation." In accordance with the provisions of SFAS No. 52 the functional currency for the Company's foreign operations is the local currency. The Company is located and operating in China. Chinese Yuan is the functional currency. Assets and liabilities are translated at the current rate of exchange and income and expenses are translated at the average exchange rate for the period. Foreign exchange rates from Federal Reserve Statistical Release were used. At June 30, 2006, the exchange rate was 1CNY = 0.125 1 US$. During April, May and June, the quarterly average exchange rate was ICNY = 0.1248US$. The resulting translation adjustments are recorded as a separate component of stockholders' equity.

NOTE 9 - RELATED PARTY TRANSACTIONS

      The Company purchased computer equipment, in the amount of $4,578 (36,598 Chinese Yuan) from ChongqingYahu Information Development Co. Ltd., a 99% shareholder of the Company. The purchase price of the equipment was assessed and decided by an independent third party.

                                   PAY88, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information reflects Pay88, Inc.'s ("Pay88") acquisition of Chongqing Qianbao Technology Ltd. ("Qianbao"). The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to Pay88's purchase of 100% of the registered capital of Qianbao on August 31, 2006 and certain adjustments pertaining to the treatment of the purchase as a reverse acquisition and recapitalization of Qianbao as if the acquisition had occurred on June 30, 2006. As consideration for the acquisition, Pay88 issued to Qianbao's stockholders 5,000,000 shares of Pay88 Series A Preferred Stock, convertible into 14,000,000 shares of Pay88 common stock. The holders of shares of Series A Preferred Stock are entitled to the number of votes equal to the number of shares of common stock into which such shares of Series A Preferred Stock could be converted. With the issuance of the 5,000,000 shares of Pay88 Series A Preferred Stock, Qianbao's stockholders have voting control of Pay88 (approximately 58%) and therefore the acquisition was accounted for as a reverse acquisition.

The Unaudited Pro Forma Condensed Consolidated Financial Information is presented for informational purposes only and does not purport to represent what Pay88's financial position and results of operations would actually have been if the aforementioned events had occurred on the date specified or to project Pay88's financial position at any future date. Pay88's statement of operations for the six months ended June 30, 2006 has not been included in the unaudited pro forma condensed consolidated financial information. The Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with the Qianbao historical financial statements, and the notes thereto, included elsewhere herein.

                            PAY88, INC. & SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2006
                                   (Unaudited)


                                                                    Chongqing
                                                                     Qianbao        Proforma  Adjustments       Proforma
                                                   Pay88, Inc    Technology Ltd.     Debit      Credit          Balances
                                                   -----------------------------    ---------------------       --------

ASSETS

Current Assets:

  Cash and Cash Equivalents                        $    4,709    $       353,777                                $358,486
                                                   -----------------------------    ---------------------       --------

    Total Current Assets                                4,709            353,777                                 358,486

Property and Equipment - net                               --              4,431                                   4,431

Deposit on Office Space in contract                        --            358,389                                 358,389
                                                   -----------------------------    ---------------------       --------

TOTAL ASSETS                                       $    4,709    $       716,597    $     --  $        --       $721,306
                                                   =============================    =====================       ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

  Accrued Expenses                                 $   23,791    $        46,254                                $ 70,045
  Loans Payable - Related Party                        66,522                 --                                  66,522
                                                   -----------------------------    ---------------------       --------

    Total Current Liabilities                          90,313             46,254          --         --          136,567

Note Payable - Related Party                           80,385                 --                                  80,385

Employee Bond Payable                                      --                311                                     311
                                                   -----------------------------    ---------------------       --------

     Total Liabilities                                170,698             46,565          --         --          217,263
                                                   -----------------------------    ---------------------       --------

COMMITMENTS AND CONTINGENCIES

Stockholders' Equity:

 Preferred Stock, $.001 par value                          --                 --                    5,000 1        5,000
 Common Stock, $.001 par value                         10,000                 --                                  10,000
 Registered Capital                                                      362,790 2   362,790                          --
 Additional Paid-in Capital                            38,001            358,674 1     5,000      148,800 2      540,475
 Deficit Accumulated During the Development Stage    (213,990)           (51,296)                 213,990 2      (51,296)
 Accumulated Other Comprehensive Loss:                                                                                --
  Foreign Currency Translation Adjustments                 --               (136)                                   (136)
                                                   -----------------------------    ---------------------       --------

     Total Stockholders' Equity (Deficit)            (165,989)           670,032     367,790      367,790        504,043
                                                   -----------------------------    ---------------------       --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $    4,709    $       716,597    $367,790  $   367,790       $721,306
                                                   =============================    ======================       ========


                            PAY88, INC. & SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006
                                   (Unaudited)


                                                                     **Chongqing
                                                                       Qianbao        Proforma   Adjustments   Proforma
                                                      Pay88, Inc   Technology Ltd.     Debit       Credit      Balances
                                                      ----------------------------    ----------------------   --------

Net Revenues:                                         $       --     $          --    $     --   $        --   $     --
                                                      ----------------------------    ----------------------   --------


Costs and Expenses:

   Professional Fees                                          --            40,101                               40,101
   Other General and Administrative Expenses                  --            11,446                               11,446
                                                      ----------------------------    ----------------------   --------

     Total Costs and Expenses                                 --            51,547          --            --     51,547
                                                      ----------------------------    ----------------------   --------

Loss from Operations before Other Income (Expenses)           --           (51,547)         --            --    (51,547)
                                                      ----------------------------    ----------------------   --------

Other Income (Expense):

   Interest Income                                            --               251                                  251
   Interest Expense - Related Party                           --                --                                   --
                                                      ----------------------------    ----------------------   --------

     Total Other Income (Expense)                             --               251          --            --        251
                                                      ----------------------------    ----------------------   --------

Net Loss                                              $       --     $     (51,296)   $     --   $        --   $(51,296)
                                                      ============================    ======================   ========




** For the Period April 24, 2006 (Date of Inception) through June 30, 2006

                                   PAY88, INC.
                         UNAUDITED PRO FORMA ADJUSTMENTS


                                                                                          Debit        Credit
                                                                                        ---------    ----------

1.    Additional paid-in capital                                                         $  5,000
               Series A Preferred Stock                                                               $   5,000

      To record the issuance of  5,000,000  shares of Pay88,  Inc.  ("Pay88")
      Series A Preferred Stock, which is convertible into 14,000,000 shares of Pay88 common stock, in exchange for 100% of the outstanding capital stock of Chongqing Qianbao Technology Ltd. ("Qianbao").

      Since  the  stockholders  of  Qianbao  have  voting  controls  of Pay88
      (approximately 58%), the acquisition has been accounted for as a reverse acquisition under the purchase method of business combination.
      The combination of the two companies is recorded as a re-capitalization of Qianbao pursuant to which Qianbao is treated as the continuing entity.

2.    Registered Capital                                                                 362,790
           Deficit Accumulated in the Development Stage                                                 213,990
           A dditional paid-in capital                                                                  148,800



         To eliminate the registered capital of Qianbao and the accumulated deficit of Pay88.


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